Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,330,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,498.07
Total Offset Amount	0.00
Net Fee	$ 3,498.07